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                                  EXHIBIT 25.1

                       Statement of Eligibility of Trustee


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

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                                 CITIBANK, N.A.

A National Banking Association
                                            13-5266470
                                            (I.R.S. employer
                                            identification no.)

399 Park Avenue, New York, New York         10043
(Address of principal executive office)     (Zip Code)

                            ------------------------

                       ONYX ACCEPTANCE OWNER TRUST 2001-D
    THAT ISSUES NOTES UNDER THE RELATED PROSPECTUS AND PROSPECTUS SUPPLEMENT
               (Exact name of Obligoras specified in its charter)


         Delaware                                          Applied for
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

c/o Bankers Trust (Delaware), as Owner Trustee
Attn: Corporate Trust Administration Dept.
1011 Centre Road, Suite 200                                19805-1266
Wilmington, Delaware
Or such other address specified in the applicable
Prospectus Supplement
(Address of principal
executive offices)                                         (Zip Code)


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                             Asset Backed Securities
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Item 1.  General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                       Address
                  ----                                       -------
                  Comptroller of the Currency                Washington, D.C.

                  Federal Reserve Bank of New York           New York, NY
                  33 Liberty Street
                  New York, NY

                  Federal Deposit Insurance Corporation      Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.  Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None.

Item 16. List of Exhibits.

                  List below all exhibits filed as a part of this Statement of Eligibility.

                  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

                  Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

                  Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

                  Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

                  Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

                  Exhibit 5 - Not applicable.

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                  Exhibit 6 - The consent of the Trustee required by Section
                  321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

                  Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as ____________- attached)

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 16th day of October, 2001.



                                                  CITIBANK, N.A.

                                                  By /s/ KRISTEN DRISCOLL
                                                    ----------------------------
                                                    Kristen Driscoll
                                                    Assistant Vice President